Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keithly Garnett, Chief Financial Officer of NeOnc Technologies Holdings, Inc., certify that:

The quarterly report on Form 10-Q of NeOnc Technologies Holdings, Inc. for the period ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of NeOnc Technologies Holdings, Inc.

/s/ Keithly Garnett
Keithly Garnett
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date:	May 9, 2025

A signed original of this written statement required by Section 906 has been provided to NeOnc Technologies Holdings, Inc. and will be retained by NeOnc Technologies Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.